UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Commission File Number 1-9929

Insteel Industries Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01.

Item 1.02.      Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 of this Report is incorporated by reference into this Item 1.02.

Item 3.03.     Material Modification to Rights of Security Holders.

On November 15, 2018, Insteel Industries Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to that certain Rights Agreement (the “Rights Agreement”) by and between the Company and American Stock Transfer & Trust Company, LLC (as successor rights agent to First Union National Bank, the “Rights Agent”). The Rights Agent also serves as the transfer agent for the Company’s Common Stock.

The Rights Agreement is filed as Exhibit 99.1 to the Company’s Registration Statement on Form 8-A filed with the U.S. Securities and Exchange Commission (“SEC”) on May 7, 1999. On April 26, 1999, the Board declared a dividend distribution of one Right for each outstanding share of the Company’s Common Stock, with each Right entitling the registered holder of such Common Stock to purchase from the Company, upon the occurrence of a Distribution Date, a Unit, representing one two-hundredth of a share (as adjusted for stock splits), of Series A Junior Participating Preferred Stock for $40.00 (as adjusted). Among other things, Amendment No. 1 (“Amendment No. 1”) to the Rights Agreement extended the “Final Expiration Date” of the Rights Agreement to April 24, 2019 and changed the “Purchase Price” from $40.00 to $46.00. Amendment No. 1 is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2009. Defined terms used in this Report and not otherwise defined herein have the meanings set forth in the Rights Agreement, as amended.

Amendment No. 2 changes the “Final Expiration Date” of the Rights Agreement to December 31, 2018, at which time the Rights Agreement will terminate and each outstanding Right will expire. The Rights Agreement, as modified by Amendment No. 2, remains in full force and effect until December 31, 2018.

The foregoing summary of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, Amendment No. 1, and Amendment No. 2, which is filed as Exhibit 4.1 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1

Amendment No. 2 to the Rights Agreement, dated as of November 15, 2018, by and between the Company and American Stock Transfer & Trust Company, LLC (as Successor Rights Agent to First Union National Bank)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES INC. Registrant

Date: November 19, 2018	By:	/s/ James F. Petelle
James F. Petelle
Vice President – Administration and Secretary